UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21346

Name of Fund: BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Muni New York Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“	Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2013

Municipal Market Conditions

During the majority of the period, municipal bond supply was met with strong demand as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, municipal bond funds saw robust outflows in the last three months of the period, leaving net flows essentially flat for the 12-month period as a whole (based on data from the Investment Company Institute). Market conditions turned less favorable in May when signals from the US Federal Reserve suggesting a retrenchment of its bond-buying stimulus program led to rising interest rates and waning demand. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May, June and July. However, from a historical perspective, total new issuance for the 12 months ended July 31, 2013 remained relatively strong at $358 billion (down modestly from the $369 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 60%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 58% year-over-year.

S&P Municipal Bond Index Total Returns as of July 31, 2013 6 months: (4.11)% 12 months: (1.99)%

A Closer Look at Yields

From July 31, 2012 to July 31, 2013, municipal yields increased by 136 basis points (“bps”) from 2.84% to 4.20% on AAA-rated 30-year municipal bonds, while increasing 101 bps from 1.66% to 2.67% on 10-year bonds and rising another 62 bps from 0.65% to 1.27% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 122 bps and the spread between 2- and 10-year maturities widened by 87 bps.

During the same time period, US Treasury rates rose by 109 bps on 30-year and 111 bps on 10-year bonds, while moving up 80 bps in 5-years. Accordingly, tax-exempt municipal bonds moderately outperformed Treasuries in the short and intermediate portion of the yield curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment of low absolute rates as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 13 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (”NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) (VRDP Shares are referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g. Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund with VRDP Shares limits its economic leverage to 45% of its total managed assets. As of July 31, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MNE	36%
MZA	40%
MYC	41%
MYF	43%
MYJ	40%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide shareholders with high current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Fund returned (13.18)% based on market price and (4.38)% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (9.02)% based on market price and (2.67)% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Fund’s long duration posture (sensitivity to interest rate movements) was detrimental to performance as rates increased over the period. (Bond prices fall when yields rise.) The Fund’s holdings were more concentrated on the long end of the yield curve (within the Fund’s intermediate duration mandate), which hurt returns as the yield curve steepened (rates on longer-dated bonds rose more than rates on shorter-dated bonds). The Fund’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Fund’s fully invested posture contributed to its longer duration and consequently negatively impacted performance. Additionally, leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2013 ($13.06)[1]	5.74%
Tax Equivalent Yield[2]	11.64%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of July 31, 2013[4]	36%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	JULY 31, 2013

BlackRock Muni New York Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.06	$15.80	(17.34)%	$16.53	$12.93
Net Asset Value	$14.54	$15.97	(8.95)%	$16.36	$14.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
Transportation	20%	17%
County/City/Special District/School District	17	17
State	13	14
Health	13	14
Education	12	10
Utilities	12	13
Corporate	7	7
Housing	6	7
Tobacco	—	1

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	6%	6%
AA/Aa	47	48
A	32	29
BBB/Baa	8	9
BB/Ba	3	2
B	—	1
Not Rated[2]	4	5
[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $530,726, representing 1%, and $1,922,828, representing 2%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	4%
2014	1
2015	8
2016	10
2017	5
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	JULY 31, 2013	7

Fund Summary as of July 31, 2013	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Fund returned (9.69)% based on market price and (5.08)% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (14.04)% based on market price and (6.25)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Fund’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Fund’s credit exposure had a net negative impact on results as spreads generally widened during the period. Specifically, spreads widened on the Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings.
•	Contributing positively to performance was the Fund’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk enhanced results.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE MKT	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2013 ($13.33)[1]	6.26%
Tax Equivalent Yield[2]	11.59%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of July 31, 2013[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.97%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.33	$15.61	(14.61)%	$16.79	$12.86
Net Asset Value	$13.57	$15.12	(10.25)%	$15.62	$13.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	29%	27%
Utilities	20	19
State	17	21
Education	12	9
Health	11	12
Corporate	8	6
Transportation	2	4
Housing	1	2

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	13%	14%
AA/Aa	41	42
A	34	30
BBB/Baa	8	11
B	1	—	[2]
Not Rated[3]	3	3
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	Includes a less than 1% investment.
[3]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $1,120,100 and $1,172,270, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,

2013	3%
2014	5
2015	7
2016	6
2017	3
[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	JULY 31, 2013	9

Fund Summary as of July 31, 2013	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective July 1, 2013, the Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at time of purchase.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Fund returned (14.68)% based on market price and (6.61)% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (12.17)% based on market price and (4.63)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Fund posted a negative return as bond prices broadly declined in the rising interest rate environment. The Fund’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), particularly hurt performance during the period. Additionally, leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. As rates rose rather significantly in the latter part of the period, pushing bond prices down indiscriminately, California school districts and the education and utilities sectors were especially exposed to price depreciation. To a degree, this represented an unwinding of the positive performance in these segments when rates fell in prior periods.
•	While the Fund’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, the cash holdings provided liquidity to the Fund and held their value as interest rates rose during the period. Additionally, the Fund’s use of derivatives to hedge against interest rate risk helped performance. Specifically, short positions in US Treasury financial futures enhanced results as rates increased during the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2013 ($13.94)[1]	6.80%
Tax Equivalent Yield[2]	13.86%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of July 31, 2013[4]	41%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield California Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.94	$17.31	(19.47)%	$17.90	$13.84
Net Asset Value	$14.96	$16.97	(11.84)%	$17.67	$14.79

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	10%	7%
AA/Aa	67	69
A	22	23
BBB/Baa	1	1
[1]	Using the higher of S&P’s or Moody’s ratings.
Sector Allocation	7/31/13	7/31/12
County/City/Special District/School District	41%	41%
Utilities	22	18
Health	11	14
Education	10	12
State	8	8
Transportation	6	6
Corporate	1	—	[2]
Housing	1	1
[2]	Includes a less than 1% investment.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2013	1%
2014	—
2015	5
2016	11
2017	7
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	JULY 31, 2013	11

Fund Summary as of July 31, 2013	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective July 1, 2013, the Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at time of purchase.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Fund returned (12.94)% based on market price and (7.14)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (14.54)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Fund’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Fund’s holdings in the water and sewer, utilities, transportation and education sectors. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. The Fund’s holdings of Puerto Rico sales tax bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.
•	Contributing positively to the Fund’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Additionally, the Fund’s holdings in pre-refunded bonds with terms of up to five years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2013 ($13.55)[1]	7.00%
Tax Equivalent Yield[2]	12.37%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of July 31, 2013[4]	43%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
12	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.55	$16.52	(17.98)%	$18.13	$13.42
Net Asset Value	$14.26	$16.30	(12.52)%	$17.12	$14.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
County/City/Special Disctrict/School District	21%	20%
Transportation	21	20
Utilities	20	16
Health	14	17
Education	9	9
State	7	11
Corporate	4	3
Housing	3	3
Tobacco	1	1
Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	9%	14%
AA/Aa	60	60
A	25	19
BBB/Baa	5	6
Not Rated	1	1
[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,

2013	2%
2014	—
2015	—
2016	1
2017	2
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	JULY 31, 2013	13

Fund Summary as of July 31, 2013	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective July 1, 2013, the Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at time of purchase.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2013, the Fund returned (14.66)% based on market price and (6.51)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (16.01)% based on market price and (5.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	The Fund’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Fund’s holdings in the water and sewer, utilities, transportation and education sectors. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Fund’s holdings. The Fund’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities.
•	Contributing positively to the Fund’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Additionally, the Fund’s holdings in pre-refunded bonds with terms of up to six years added to returns as investors seeking protection amid interest rate volatility moved down the yield curve.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1,1992
Yield on Closing Market Price as of July 31, 2013 ($13.74)[1]	6.46%
Tax Equivalent Yield[2]	12.54%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of July 31, 2013[4]	40%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
14	ANNUAL REPORT	JULY 31, 2013

BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/13	7/31/12	Change	High	Low
Market Price	$13.74	$17.07	(19.51)%	$18.23	$13.54
Net Asset Value	$14.92	$16.92	(11.82)%	$17.57	$14.75

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/13	7/31/12
State	27%	35%
Transportation	26	16
Education	14	14
County/City/Special District/School District	14	10
Health	9	9
Housing	5	6
Corporate	4	3
Utilities	1	7
Credit Quality Allocation[1]	7/31/13	7/31/12
AAA/Aaa	4%	5%
AA/Aa	36	39
A	52	48
BBB/Baa	7	7
Not Rated[2]	1	1
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2013 and July 31, 2012, the market value of these securities was $3,519,770 and $3,600,470, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2013	1%
2014	5
2015	5
2016	2
2017	9
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	JULY 31, 2013	15

Schedule of Investments July 31, 2013	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 128.6%
Corporate — 11.5%
Essex County Industrial Development Agency, Refunding RB, Series A, AMT, 5.20%, 12/01/23	$1,000	$1,029,780
Jefferson County Industrial Development Agency, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	500	498,700
New York City Industrial Development Agency, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,000	1,007,180
New York City Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT (a):
5.50%, 1/01/18	1,000	1,092,320
5.50%, 1/01/21	250	270,600
5.50%, 1/01/24	1,000	1,077,480
New York State Energy Research & Development Authority, Refunding RB (NPFGC):
Brooklyn Union Gas/Keyspan, Series A, AMT, 4.70%, 2/01/24	500	509,290
Rochester Gas & Electric Corp., Series C, 5.00%, 8/01/32 (a)	1,000	1,088,020
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series B, 4.00%, 11/01/24	500	458,960
		7,032,330
County/City/Special District/School District — 18.8%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/24	1,000	1,014,440
City of New York, New York, GO:
Sub-Series A-1, 5.00%, 8/01/33 (b)	700	729,085
Sub-Series G-1, 5.00%, 4/01/29	750	799,342
Sub-Series I-1, 5.13%, 4/01/25	750	839,160
City of New York, New York, GO, Refunding:
Series E, 5.00%, 8/01/27	600	647,118
Series E, 5.00%, 8/01/30	500	531,070
Series J, 5.00%, 8/01/23	2,000	2,317,780
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,061,710
New York City Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	1,500	1,383,375
New York City Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	503,555
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	120	120,094
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,023,780
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	500	518,250
		11,488,759

Municipal Bonds	Par (000)	Value
New York (continued)
Education — 18.6%
Build NYC Resource Corp., RB:
3.88%, 4/15/23	$505	$468,140
5.00%, 4/01/33	750	723,555
Madison County Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 5.00%, 7/01/33	650	672,061
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 3/01/21	1,000	1,088,670
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	880	972,426
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	133,321
Fordham University, Series A, 5.25%, 7/01/25	500	552,580
Mount Sinai School of Medicine, 5.50%, 7/01/25	1,000	1,085,170
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	570	613,058
New York State Dormitory Authority, Refunding RB:
Pace University, Series A, 5.00%, 5/01/24	850	908,591
Teachers College, Series A, 5.00%, 7/01/31	375	388,631
The Culinary Institute of America, 5.00%, 7/01/28	500	506,080
Third General Resolution, State University Educational Facilities Issue, Series E, 5.00%, 5/15/27	570	615,041
Schenectady County Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	940	981,896
Schenectady County Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/26	1,000	1,063,690
Suffolk County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, 5.25%, 3/01/21	600	616,194
		11,389,104
Health — 20.0%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 4/01/21	215	242,210
Dutchess County Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 7/01/25	1,000	1,081,140
Erie County Industrial Development Agency, RB, Episcopal Church Home, Series A, 5.88%, 2/01/18	530	530,726
Genesee County Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 4.75%, 12/01/14	150	150,158
New York City Industrial Development Agency, RB, PSCH, Inc. Project, 6.20%, 7/01/20	1,415	1,371,616

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	GO	General Obligation Bonds
	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
	AMBAC	American Municipal Bond Assurance Corp.	HRB	Housing Revenue Bonds
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	IDB	Industrial Development Board
	BARB	Building Aid Revenue Bonds	IDRB	Industrial Development Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	ISD	Independent School District
	CAB	Capital Appreciation Bonds	LRB	Lease Revenue Bonds
	CIFG	CDC IXIS Financial Guaranty	M/F	Multi-Family
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	PILOT	Payment in Lieu of Taxes
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	Fanie Mae	Federal National Mortgage Association	S/F	Single-Family
	GARB	General Airport Revenue Bonds	SONYMA	State of New York Mortgage Agency
	Ginnie Mae	Government National Mortgage Association	Syncora	Syncora Guarantee

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 5.30%, 7/01/23	$450	$487,809
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,000	1,098,190
New York University Hospitals Center, Series B, 5.25%, 7/01/24	380	402,561
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/25	780	787,160
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital Health System, Series A, 4.25%, 7/01/23	250	258,240
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	500	505,080
North Shore-Long Island Jewish Obligated Group, Series E, 5.00%, 5/01/22	650	704,470
Suffolk County Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 4.63%, 11/01/16	800	865,552
Westchester County Healthcare Corp. New York, Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	970,051
Remarketing, Series A, 5.00%, 11/01/30	250	254,890
Series B, 6.00%, 11/01/30	240	262,195
Westchester County IDA, RB, Special Needs Facilities Pooled Program, Series D-1, 6.80%, 7/01/19	515	515,809
Westchester County Local Development Corp., Refunding RB, Kendal On Hudson Project:
3.00%, 1/01/18	500	511,230
4.00%, 1/01/23	480	473,126
Yonkers Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	750	753,338
		12,225,551
Housing — 6.8%
New York City Housing Development Corp., RB, Series H-2-A, AMT, 5.00%, 11/01/30	780	785,709
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 130, 4.75%, 10/01/30	2,500	2,507,400
Series 133, 4.95%, 10/01/21	395	402,379
Series 143, 4.85%, 10/01/27	500	506,025
		4,201,513
State — 19.3%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing, 6.00%, 10/01/31	1,000	1,103,780
City of New York New York, GO:
Refunding, Series H, 5.00%, 8/01/25	1,000	1,122,510
Sub-Series F-1, 5.00%, 3/01/29	250	267,880
Long Beach City School District, GO, 4.00%, 5/01/24	500	521,935
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/25	750	851,602
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	649,733
New York State Dormitory Authority, RB:
Haverstraw King’s Daughters Public Library, 5.00%, 7/01/26	1,015	1,095,063
Municipal Health Facilities Improvement Program, 5.00%, 1/15/27	600	637,506
Series D, 5.00%, 3/15/31	500	519,640
Series F, 5.00%, 3/15/30	1,290	1,339,665
New York State Dormitory Authority, Refunding RB, Department of Health of the State of New York, Series A (CIFG), 5.00%, 7/01/25	1,500	1,600,590

Municipal Bonds	Par (000)	Value
New York (concluded)
State (concluded)
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	$250	$263,258
New York State Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/22	1,000	1,147,510
New York State Urban Development Corp., RB, State Personal Income Tax, Series A, 3.50%, 3/15/28	750	700,065
		11,820,737
Transportation — 20.9%
Metropolitan Transportation Authority, RB:
Series A (NPFGC), 5.00%, 11/15/16 (c)	990	1,125,996
Series A (NPFGC), 5.00%, 11/15/24	1,010	1,125,332
Series B (NPFGC), 5.25%, 11/15/19	860	1,008,230
Sub-Series B-1, 5.00%, 11/15/24	460	511,745
Sub-Series B-4, 5.00%, 11/15/24	300	333,747
Transportation, Series A, 5.00%, 11/15/27	1,000	1,059,220
Metropolitan Transportation Authority, Refunding RB:
Series D, 4.00%, 11/15/32	250	232,235
Series F, 5.00%, 11/15/30	500	520,320
Port Authority of New York & New Jersey, RB, LLC Project, JFK International Air Terminal Special Project, 5.00%, 12/01/20	1,000	1,085,450
Port Authority of New York & New Jersey, Refunding RB, Consolidated, AMT:
138th, 4.75%, 12/01/30	205	205,613
152nd, 5.00%, 11/01/23	500	537,315
152nd, 5.00%, 11/01/24	1,000	1,067,210
Triborough Bridge & Tunnel Authority, Refunding RB, Series A:
5.00%, 11/15/22	1,025	1,178,330
5.00%, 11/15/24	2,000	2,257,580
5.00%, 1/01/27	500	545,495
		12,793,818
Utilities — 12.7%
Long Island Power Authority, Refunding RB:
Series A, 5.50%, 4/01/24	500	563,535
Series D (NPFGC), 5.00%, 9/01/25	2,000	2,133,380
New York City Municipal Water Finance Authority, Refunding RB:
Series DD, 5.00%, 6/15/32	500	519,445
Series EE, 5.00%, 6/15/34	3,000	3,135,360
New York State Environmental Facilities Corp., Refunding RB, NYC Municipal Water, 5.00%, 6/15/31	1,000	1,068,310
Suffolk County Water Authority, Refunding RB, 3.00%, 6/01/25	400	377,776
		7,797,806
Total Municipal Bonds in New York		78,749,618

Puerto Rico — 9.1%
Housing — 2.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,570	1,617,603
State — 0.8%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	500	486,065
Transportation — 5.7%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	3,000	3,454,200
Total Municipal Bonds in Puerto Rico		5,557,868
Total Municipal Bonds — 137.7%		84,307,486

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	17

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York — 17.3%
County/City/Special District/School District — 7.1%
City of New York, New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	$750	$859,358
Sub-Series I-1, 5.50%, 4/01/21	1,499	1,753,638
New York State Urban Development Corp., Refunding RB, Service Contracts, Series B, 5.00%, 1/01/21	1,499	1,697,453
		4,310,449
Transportation — 5.0%
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT:
5.00%, 10/15/21	2,000	2,260,040
5.00%, 10/15/26	750	805,778
		3,065,818
Utilities — 5.2%
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Series HH, 5.00%, 6/15/32	1,560	1,640,714
Series A, 4.75%, 6/15/30	1,500	1,549,320
		3,190,034
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.3%		10,566,301
Total Long-Term Investments (Cost — $92,917,319) — 155.0%		94,873,787

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (e)(f)	802,542	$802,542
Total Short-Term Securities (Cost — $802,542) — 1.3%		802,542
Total Investments (Cost — $93,719,861) — 156.3%		95,676,329
Other Assets Less Liabilities — 1.1%		677,815
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0%)		(5,539,696)
VRDP Shares, at Liquidation Value — (48.4%)		(29,600,000)
Net Assets Applicable to Common Shares — 100.0%		$61,214,448

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$729,085	$8,624

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New York Municipal Money Fund	480,082	322,460	802,542	$37

(f)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$94,873,787	—	$94,873,787
Short-Term Securities	$802,542	—	—	802,542
Total	$802,542	$94,873,787	—	$95,676,329
[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(5,537,752)	—	$(5,537,752)
VRDP Shares	—	(29,600,000)	—	(29,600,000)
Total	—	$(35,137,752)	—	$(35,137,752)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	19

Schedule of Investments July 31, 2013	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 145.4%
Corporate — 13.2%
Maricopa County Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$4,350	$4,427,778
Pima County IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	962,150
Pima County IDA, Refunding IDRB, Tucson Electric Power Co. Project, Series B, 5.75%, 9/01/29	500	511,960
Pinal County IDA Arizona, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	1,000	886,280
Salt Verde Financial Corp., RB, Natural Gas Utility Improvements, Senior, 5.00%, 12/01/37	1,500	1,434,795
		8,222,963
County/City/Special District/School District — 47.2%
City of Glendale Arizona, RB (NPFGC), 5.00%, 7/01/25	1,000	1,076,320
City of Tucson Arizona, COP (AGC), 5.00%, 7/01/29	1,000	1,035,660
County of Pinal Arizona, COP:
5.00%, 12/01/26	1,250	1,321,937
5.00%, 12/01/29	1,250	1,298,137
Gilbert Public Facilities Municipal Property Corp., RB, 5.50%, 7/01/27	2,000	2,146,800
Gladden Farms Community Facilities District, GO, 5.50%, 7/15/31	750	713,843
Glendale Municipal Property Corp., Refunding RB, Sub-Series C, 5.00%, 7/01/38	2,000	2,016,360
Greater Arizona Development Authority, RB, Santa Cruz County Jail, Series 2, 5.25%, 8/01/31	1,155	1,183,020
Marana Municipal Property Corp., RB, Series A, 5.00%, 7/01/28	2,500	2,634,650
Maricopa County Community College District, GO, Series C, 3.00%, 7/01/22	1,000	1,010,290
Maricopa County Public Finance Corp., RB, Series A (AMBAC), 5.00%, 7/01/24	1,000	1,097,490
Maricopa County Unified School District No. 89-Dysart, GO, School Improvement Project of 2006, Series C, 6.00%, 7/01/28	1,000	1,135,180
Mohave County Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	1,000	1,118,310
Phoenix Civic Improvement Corp., RB, Subordinate, Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/35	3,325	3,342,523
Phoenix Mesa Airport Authority, RB, Mesa Project, AMT, 5.00%, 7/01/38	3,600	3,375,792
Scottsdale Municipal Property Corp., RB, Water & Sewer Development Project, Series A, 5.00%, 7/01/24	1,500	1,688,880
Vistancia Community Facilities District, GO:
6.75%, 7/15/22	1,275	1,277,894
5.75%, 7/15/24	750	770,303
Yuma County Library District, GO (Syncora), 5.00%, 7/01/26	1,000	1,058,610
		29,301,999
Education — 19.4%
Arizona Board of Regents, Refunding, COP, University of Arizona, Series C, 5.00%, 6/01/31	2,000	2,055,940
Arizona State University, RB, Series 2008-C:
6.00%, 7/01/25	970	1,133,183
6.00%, 7/01/26	745	867,694
6.00%, 7/01/27	425	484,955
6.00%, 7/01/28	400	455,248
Florence Town, Inc., IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	500	444,465
Maricopa County IDA, RB, Arizona Charter School Project, Series A, 6.63%, 7/01/20	550	497,106

Municipal Bonds	Par (000)	Value
Arizona (continued)
Education (concluded)
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	$3,000	$3,025,860
Phoenix IDA, ERB, Great Hearts Academies Project, 6.30%, 7/01/42	500	492,510
Pima County IDA, RB, Arizona Charter Schools Project, Series C:
6.70%, 7/01/21	20	20,046
6.75%, 7/01/31	45	44,286
Pima County IDA, Refunding RB, Arizona Charter Schools Project, Series O, 5.00%, 7/01/26	985	985,226
Sun Devil Energy Center LLC, Refunding RB, Arizona State University, 5.00%, 7/01/30	1,500	1,567,965
		12,074,484
Health — 19.3%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 3/01/41	500	491,165
Arizona Health Facilities Authority, Refunding RB:
Banner Health, Series D, 5.50%, 1/01/38	2,300	2,393,909
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	1,000	919,050
Maricopa County IDA, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	170	180,033
Catholic Helathcare West, 5.50%, 7/01/26	1,850	1,919,690
Samaritan Health Services (NPFGC), 7.00%, 12/01/16 (a)	1,000	1,120,100
Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	502,040
University Medical Center Corp., RB, 6.50%, 7/01/39	500	538,245
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	1,000	1,055,970
Yavapai County IDA, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	1,800	1,805,130
Yavapai County IDA, Refunding RB, Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,087,030
		12,012,362
Housing — 1.0%
Maricopa County & Phoenix IDA, Refunding RB, S/F, AMT (Fannie Mae):
Series A-1, 5.75%, 5/01/40	75	80,530
Series A-2, 5.80%, 7/01/40	90	92,724
Maricopa County IDA, RB, Series 3-B, AMT (Ginnie Mae), 5.25%, 8/01/38	186	194,967
Phoenix & Pima County IDA, RB, Series 1A, AMT (Fannie Mae), 5.65%, 7/01/39	48	50,950
Phoenix & Pima County IDA, Refunding RB, AMT (Fannie Mae), 5.25%, 8/01/38	74	74,311
Phoenix IDA, Refunding RB, Series 2007-2, AMT (Fannie Mae), 5.50%, 12/01/38	100	106,039
		599,521
State — 20.4%
Arizona Department of Transportation State Highway Fund Revenue, RB, Series B, 5.00%, 7/01/30	4,000	4,289,040
Arizona School Facilities Board, COP:
5.13%, 9/01/21	1,000	1,107,580
5.75%, 9/01/22	2,000	2,256,120
Arizona Sports & Tourism Authority, Refunding RB, Multipurpose Stadium Facility Project, Series A, 5.00%, 7/01/36	3,000	3,010,590
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 7/01/29	1,930	2,014,882
		12,678,212

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona (concluded)
Transportation — 4.4%
Phoenix Civic Improvement Corp., RB, Senior Lien AMT, Series A, 5.00%, 7/01/33	$1,000	$1,034,540
Phoenix Civic Improvement Corp., Refunding RB:
AMT, 5.00%, 7/01/32	700	705,964
Junior Lien, Series A, 5.00%, 7/01/40	1,000	1,005,180
		2,745,684
Utilities — 20.5%
Gilbert Water Resource Municipal Property Corp., RB, Subordinate Lien (NPFGC), 5.00%, 10/01/29	900	930,285
Greater Arizona Development Authority, RB, Series B (NPFGC):
5.00%, 8/01/30	1,600	1,663,392
5.00%, 8/01/35	1,000	1,002,070
Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/22	2,000	2,344,020
Pima County Arizona Sewer System RB, Series B, 5.00%, 7/01/26	1,000	1,076,760
Pinal County Electric District No. 3, Refunding RB, 5.25%, 7/01/36	2,500	2,566,650
Pinal County IDA Arizona, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	463,580
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/24	1,000	1,117,920
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/35	1,500	1,558,215
		12,722,892
Total Municipal Bonds in Arizona		90,358,117

Guam — 1.5%
State — 1.5%
Territory of Guam, RB, Government of Guam Business Privilege Tax:
Series A, 5.13%, 1/01/42	800	809,504
Series B-1, 5.00%, 1/01/37	145	144,400
Total Municipal Bonds in Guam		953,904

Municipal Bonds	Par (000)	Value
Puerto Rico — 5.8%
State — 5.8%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	$700	$680,491
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,375	1,400,657
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 6.60%, 8/01/41 (b)	9,530	1,545,766
Total Municipal Bonds in Puerto Rico		3,626,914
Total Municipal Bonds — 152.7%		94,938,935

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Arizona — 11.2%
Utilities — 11.2%
City of Mesa Arizona, RB, 5.00%, 7/01/35	3,000	3,117,090
Phoenix Arizona Civic Improvement Corp., RB, 5.00%, 7/01/34	3,000	3,139,350
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	660	677,873
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.2%		6,934,313
Total Long-Term Investments (Cost — $100,484,674) — 163.9%		101,873,248

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	210,260	210,260
Total Short-Term Securities (Cost — $210,260) — 0.3%		210,260
Total Investments (Cost — $100,694,934) — 164.2%		102,083,508
Other Assets Less Liabilities — 1.2%		713,591
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.4%)		(3,330,407)
VRDP Shares, at Liquidation Value — (60.0%)		(37,300,000)
Net Assets Applicable to Common Shares — 100.0%		$62,166,692

Notes to Schedule of Investments

(a)	Security is collateralized by municipal or US Treasury obligations.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	1,351,621	(1,141,362)	210,260	$123

(e)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	21

Schedule of Investments (concluded)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$101,873,248	—	$101,873,248
Short-Term Securities	$210,260	—	—	210,260
Total	$210,260	$101,873,248	—	$102,083,508
[1]	See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(2,391)	—	$(2,391)
TOB trust certificates	—	(3,330,000)	—	(3,330,000)
VRDP Shares	—	(37,300,000)	—	(37,300,000)
Total	—	$(40,632,391)	—	$(40,632,391)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 96.0%
Corporate — 1.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$975	$1,082,386
Series D, 5.88%, 1/01/34	4,000	4,438,960
		5,521,346
County/City/Special District/School District — 37.6%
Campbell Union High School District, GO, Election of 2006, Series C, 5.75%, 8/01/40	4,000	4,341,800
Chaffey Joint Union High School District, GO, Election of 2012, Series A:
5.00%, 8/01/33	4,365	4,582,246
5.00%, 8/01/37	6,420	6,697,216
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,006,980
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,715,867
6.50%, 5/01/42	1,860	2,095,792
El Monte Union High School District, GO, Election of 2002, Series C, 5.25%, 6/01/32	9,620	10,176,613
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,249,780
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	7,185	7,618,112
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E:
5.75%, 9/01/34	1,215	1,337,885
6.00%, 9/01/34	2,475	2,808,878
Los Rios Community College District, GO, Election of 2002, Series D, 5.38%, 8/01/34	4,315	4,623,177
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013A, 5.00%, 8/01/34 (a)	4,500	4,628,430
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	4,000	4,439,600
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	7,135	7,550,114
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	6,035	6,425,706
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	2,145	2,227,111
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	4,100	4,422,219
San Jose Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/39	9,340	9,360,922
Santa Ana Unified School District, GO, Election of 2008, Series A, 5.13%, 8/01/33	6,105	6,318,431
Santa Clara County Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	16,000	16,944,000
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	1,250	1,371,125
William S. Hart Union High School District, GO, CAB, Refunding, Series B (AGM) (b):
5.82%, 8/01/34	10,850	3,252,504
5.84%, 8/01/35	9,525	2,684,526
		119,879,034

Municipal Bonds	Par (000)	Value
California (continued)
Education — 2.2%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	$2,500	$2,716,750
San Francisco University, 6.13%, 10/01/36	1,560	1,740,851
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,500	2,725,475
		7,183,076
Health — 16.4%
ABAG Finance Authority for Nonprofit Corps, Refunding RB, Sharp Healthcare:
6.38%, 8/01/34	2,000	2,087,020
Series A, 6.00%, 8/01/30	2,270	2,512,708
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	11,190	11,248,524
Sutter Health, Series B, 6.00%, 8/15/42	7,530	8,451,823
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/39	10,000	11,328,200
Providence Health, 6.50%, 10/01/38	3,625	4,153,597
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,000,380
Sutter Health, Series A, 6.00%, 8/15/42	7,995	8,973,748
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	1,770	1,748,725
		52,504,725
Housing — 1.1%
Santa Clara County Housing Authority, RB, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 8/01/41	3,500	3,500,490
State — 13.6%
California State Public Works Board, RB:
Department of Developmental Services, Poterville, Series C, 6.25%, 4/01/34	1,465	1,676,854
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,573,900
Trustees of the California State University, Series D, 6.00%, 4/01/27	215	247,044
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	4,400	5,119,488
State of California, GO, Various Purpose:
5.00%, 9/01/36	4,080	4,175,553
6.00%, 4/01/38	15,000	16,780,800
6.00%, 11/01/39	3,280	3,705,121
		43,278,760
Transportation — 8.3%
City of San Jose California, RB, Series A-1, AMT (AGM):
5.50%, 3/01/30	1,000	1,044,010
5.75%, 3/01/34	1,000	1,055,840
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,532,356
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,294,510
County of Sacramento California, ARB:
Senior Series B, 5.75%, 7/01/39	900	997,794
Subordinate PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,352,500
San Francisco City & County Airports Commission, RB, Series E, 6.00%, 5/01/39	5,065	5,762,400
San Francisco City & County Airports Commission, Refunding RB, Second Series A, AMT, 5.25%, 5/01/33	1,440	1,478,578

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	23

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
San Francisco Port Commission California, RB, Series A, 5.13%, 3/01/40	$5,050	$5,121,558
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,440	2,727,651
		26,367,197
Utilities — 15.1%
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A:
5.00%, 6/01/32	3,000	3,119,100
5.00%, 6/01/35	8,000	8,385,840
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	2,645	2,962,532
City of Sacramento California, RB, Water Revenue, 5.00%, 9/01/42	2,000	2,039,620
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,420	2,719,354
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/35	8,420	8,577,538
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	3,000	3,127,920
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,228,560
Oceanside Public Financing Authority, Refunding RB, Series A (a):
5.25%, 5/01/30	1,245	1,334,204
5.25%, 5/01/33	2,810	2,972,390
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A:
5.25%, 5/15/34	2,000	2,114,700
5.38%, 5/15/34	3,910	4,198,011
San Francisco City & County California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	2,295	2,366,466
		48,146,235
Total Municipal Bonds — 96.0%		306,380,863

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 72.3%
County/City/Special District/School District — 31.1%
City of Los Angeles California, Refunding RB, Series A, 5.00%, 6/01/39	9,870	10,013,115
El Dorado Union High School District, GO, Election of 2008, 5.00%, 8/01/35	5,000	5,124,550
Los Angeles Community College District California, GO:
Election of 2001, Series E-1, 5.00%, 8/01/33	14,850	15,403,905
Election of 2003, Series E (AGM), 5.00%, 8/01/31	10,002	10,576,102
Election of 2008, Series C, 5.25%, 8/01/39 (d)	9,680	10,263,559
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	3,828	4,432,082
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	7,732	8,556,901
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	6,000	6,284,700
5.00%, 7/01/34	5,439	5,631,969

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
County/City/Special District/School District (concluded)
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 8/01/38	$15,520	$15,837,850
Sonoma County Junior College District, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/28	6,875	7,249,756
		99,374,489
Education — 14.7%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	13,845	14,788,398
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	1,995	2,040,386
University of California, RB:
Series L, 5.00%, 5/15/36	8,500	8,829,460
Series L, 5.00%, 5/15/40	11,597	11,820,475
Series O, 5.75%, 5/15/34	2,805	3,174,101
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	6,160	6,367,842
		47,020,662
Health — 3.1%
California Health Facilities FInancing Authority, RB, Sutter Health, Series A (BHAC), 5.00%, 11/15/42	10,002	9,985,995
Transportation — 1.6%
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,999	5,073,535
Utilities — 21.8%
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/34	7,500	7,898,475
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	4,748	4,862,551
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,098	15,611,384
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,250	7,585,965
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	20,000	20,885,000
Series C, 5.00%, 7/01/35	7,145	7,426,065
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	5,010	5,176,984
		69,446,424
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 72.3%		230,901,105
Total Long-Term Investments (Cost — $521,728,543) — 168.3%		537,281,968

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.04% (e)(f)	4,979,601	4,979,601
Total Short-Term Securities (Cost — $4,979,601) — 1.6%		4,979,601
Total Investments (Cost — $526,708,144) — 169.9%		542,261,569
Liabilities in Excess of Other Assets — (0.1%)		(392,502)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.6%)		(116,824,861)
VRDP Shares, at Liquidation Value — (33.2%)		(105,900,000)
Net Assets Applicable to Common Shares — 100.0%		$319,144,206

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock MuniYield California Fund, Inc. (MYC)

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Royal Bank of Canada	$4,628,430	$(54,810)
Stifel Nicolaus & Co.	$4,306,594	$(84,151)

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from 10/01/16 to 8/01/18, is $14,704,685.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF California Municipal Money Fund	3,043,312	1,936,289	4,979,601	$12

(f)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$537,281,968	—	$537,281,968
Short-Term Securities	$4,979,601	—	—	4,979,601
Total	$4,979,601	$537,281,968	—	$542,261,569
[1]	See above Schedule of Investments for values in each sector.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(7,947)	—	$(7,947)
TOB trust certificates	—	(116,774,796)	—	(116,774,796)
VRDP Shares	—	(105,900,000)	—	(105,900,000)
Total	—	$(222,682,743)	—	$(222,682,743)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	25

Schedule of Investments July 31, 2013	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$1,950	$1,958,405
Birmingham Water Works Board, RB, Series B, 5.00%, 1/01/38	550	554,499
Courtland IDB, Refunding RB, International Paper Co. Projects, Series A, AMT, 5.20%, 6/01/25	1,000	1,015,640
Selma IDB, RB, International Paper Co. Project, Series A, 5.38%, 12/01/35	545	545,501
		4,074,045
Alaska — 0.8%
Alaska Municipal Bond Bank Authority, RB, Series 1, 5.75%, 9/01/33	1,000	1,108,170
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	690	502,444
		1,610,614
California — 10.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,740	2,914,675
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,846,381
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	710	804,302
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	1,500	1,571,850
Grossmont Union High School District, GO, Election of 2008, Series B, 4.75%, 8/01/45	2,230	2,208,257
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	3,600	3,753,504
Sacramento Municipal Utility District, RB, Series A, 5.00%, 8/15/37	1,695	1,731,205
San Diego Regional Building Authority California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,310	1,412,953
San Francisco City & County Airports Commission, Refunding RB, Second Series A, AMT:
5.50%, 5/01/28	1,065	1,135,237
5.25%, 5/01/33	830	852,236
State of California, GO, Various Purposes, 6.00%, 3/01/33	2,535	2,891,877
		21,122,477
Colorado — 1.6%
City & County of Denver Colorado, ARB, Airport System, Series A, AMT:
5.50%, 11/15/28	1,000	1,046,310
5.50%, 11/15/30	330	340,973
5.50%, 11/15/31	400	411,684
Regional Transportation District, RB, Fastracks Project, Series A, 5.00%, 11/01/37	1,265	1,312,336
		3,111,303
Florida — 8.2%
County of Escambia Florida, Refunding RB, International Paper Co., Series B, AMT, 5.00%, 8/01/26	600	591,768
County of Lee Florida, Refunding RB, Series A, AMT, 5.38%, 10/01/32	2,000	2,024,680
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29 (a)	2,795	2,978,436
County of Miami-Dade Florida Aviation, Refunding RB, Series A, AMT, 5.00%, 10/01/31	2,440	2,394,152
County of Osceola Florida School Board, COP, Refunding, Series A, 5.00%, 6/01/28	675	699,367
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	2,500	2,499,875
Series B, 7.13%, 4/01/30	2,290	2,289,863

Municipal Bonds	Par (000)	Value
Florida (concluded)
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	$225	$219,004
JEA Florida Electric System, Refunding RB, Sub-Series C, 5.00%, 10/01/37	1,790	1,825,496
Manatee County Housing Finance Authority, RB, Series A, AMT (Fannie Mae), 5.90%, 9/01/40	380	392,293
		15,914,934
Georgia — 0.5%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	880	1,034,748
Illinois — 13.9%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,815	1,872,354
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	615	629,539
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C, 6.50%, 1/01/41	6,065	7,140,142
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.25%, 1/01/38	765	797,176
Second Lien, Water Project, 5.00%, 11/01/42	1,545	1,521,531
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,339,120
University of Chicago, Series B, 5.50%, 7/01/37	1,000	1,072,170
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,224,444
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	4,160	4,657,369
Northwestern Memorial Healthcare, 5.00%, 8/15/37	450	457,848
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,370	1,522,947
6.00%, 6/01/28	390	425,545
State of Illinois, GO:
5.50%, 7/01/33	1,000	1,012,910
5.50%, 7/01/38	415	418,449
		27,091,544
Indiana — 4.7%
Indiana Finance Authority, RB, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	555	496,597
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	4,525	5,083,385
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,360	3,527,631
		9,107,613
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	3,275	3,517,317
Kentucky — 1.4%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,300	1,375,309
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,200	1,367,040
		2,742,349
Louisiana — 2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,498,597
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/38	730	721,766

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.50%, 5/15/28	$1,120	$1,184,478
5.50%, 5/15/29	1,195	1,254,595
		4,659,436
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	2,500	2,985,550
Massachusetts — 4.0%
Massachusetts HFA, Refunding HRB, AMT:
Series B, 5.50%, 6/01/41	3,000	3,075,240
Series C, 5.35%, 12/01/42	1,630	1,665,078
Series F, 5.70%, 6/01/40	1,995	2,054,810
Massachusetts School Building Authority, RB, Dedicated Sales Tax Revenue, Senior Series A, 5.00%, 5/15/43	955	992,407
		7,787,535
Michigan — 2.9%
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	1,805	1,926,495
Michigan State Building Authority, Refunding RB, Series I, 6.00%, 10/15/38	1,250	1,408,900
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,970	2,378,420
		5,713,815
Mississippi — 3.7%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,220	1,420,983
Mississippi Development Bank, Refunding RB, Series A:
Jackson Mississippi Water & Sewer System (AGM), 5.00%, 9/01/30	3,010	3,141,627
Jackson Public School District Project, 5.00%, 4/01/28	1,500	1,533,375
University of Southern Mississippi, Refunding RB, S.M. Educational Building Corp., Residence Hall Construction Project:
5.00%, 3/01/33	410	425,478
5.00%, 3/01/38	560	572,387
		7,093,850
Missouri — 0.2%
The Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/28 (a)	445	470,245
Nevada — 3.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,850	3,095,641
County of Clark Nevada, RB, Series B, 5.75%, 7/01/42	3,375	3,666,904
		6,762,545
New Jersey — 3.9%
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	2,250	2,366,617
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.88%, 12/15/38	2,670	2,981,055
Rutgers State University of New Jersey, Refunding RB:
Series J, 5.00%, 5/01/32	1,250	1,324,113
Series L, 5.00%, 5/01/32	775	820,950
		7,492,735
New York — 2.1%
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	2,610	2,722,961

Municipal Bonds	Par (000)	Value
New York (concluded)
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	$1,200	$1,304,520
		4,027,481
Ohio — 1.0%
Ohio Higher Educational Facility Commission, Refunding RB, Kenyon College Project, 5.00%, 7/01/37	280	280,857
Ohio State Turnpike Commission, RB, Junior Lien Infrastructure Projects, Series A-1 (a):
5.25%, 2/15/30	750	792,030
5.25%, 2/15/31	750	788,467
		1,861,354
Pennsylvania — 3.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,165,655
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	2,455	2,625,720
6.00%, 12/01/41	3,000	3,273,780
		7,065,155
Puerto Rico — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	1,000	998,630
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	1,750	1,676,973
		2,675,603
Texas — 10.8%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,060,570
6.00%, 1/01/41	2,600	2,756,052
Series A, 5.00%, 1/01/33	425	415,174
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37 (a)	1,555	1,637,493
City of Brownsville Texas Utilities System, Refunding RB, Series A, 5.00%, 9/01/29	1,230	1,286,924
Conroe ISD Texas, GO, School Building, Series A, 5.75%, 2/15/35	1,800	2,006,442
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/42	2,900	2,738,267
Dallas-Fort Worth International Airport, RB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	900	855,378
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 5/15/29	1,000	1,044,020
North Texas Tollway Authority, Refunding RB, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,058,470
Tarrant County Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	3,795	4,208,617
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,904,697
		20,972,104
Virginia — 2.1%
Lexington IDA, RB, Washington & Lee University, 5.00%, 1/01/43	560	580,210
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	800	1,007,336
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OPCO, LLC Project, AMT, 6.00%, 1/01/37	2,440	2,458,276
		4,045,822

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington — 0.9%
Spokane Public Facilities District, RB, Hotel/Motel & Sales/Use Tax, Series A, 5.00%, 12/01/38	$1,830	$1,816,879
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	3,470	3,544,709
Total Municipal Bonds — 91.7%		178,301,762

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 21.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,680	2,876,707
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	4,200	4,486,188
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	6,000	6,149,460
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	5,250	5,566,496
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	7,697	8,910,452
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	790	804,188
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.50%, 8/01/39	8,412	9,033,337
University of California, RB, Series O, 5.75%, 5/15/34	3,000	3,394,760
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,033,740
		42,255,328
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34 (d)	2,149	2,316,957
District of Columbia — 3.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	2,805	3,143,610
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	3,507	3,767,000
		6,910,610
Florida — 3.1%
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax, 5.00%, 7/01/42	980	991,211
Hillsborough County Aviation Authority, RB, Series A, AMT (AGC), 5.50%, 10/01/38	3,869	4,086,647
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	840	878,791
		5,956,649
Illinois — 4.8%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	5,300	5,880,933
Illinois State Toll Highway Authority, RB:
Series A, 5.00%, 1/01/38	1,479	1,496,570
Series B, 5.50%, 1/01/33	1,750	1,884,761
		9,262,264
Massachusetts — 1.6%
Massachusetts School Building Authority, RB, Dedicated Sales Tax Revenue, Senior Series B, 5.00%, 10/15/41	2,950	3,054,165
Nevada — 9.5%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,660,050
Series B, 5.50%, 7/01/29	5,668	6,432,299

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Nevada (concluded)
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	$6,070	$6,440,877
		18,533,226
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	2,159	2,318,479
New Jersey — 3.9%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,251	2,346,639
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	4,000	4,157,960
Series B, 5.25%, 6/15/36 (d)	1,000	1,038,681
		7,543,280
New York — 14.7%
Hudson New York Yards Infrastructure Corp., RB, Fiscal 2012, Senior Series A, 5.75%, 2/15/47 (d)	1,290	1,369,484
New York City Municipal Water Finance Authority, Refunding RB:
Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	4,408	4,598,998
Series FF, 5.00%, 6/15/45	3,859	3,958,689
Series FF-2, 5.50%, 6/15/40	2,504	2,727,350
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,601,481
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	4,365	4,535,341
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	2,560	2,771,789
New York State Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	5,700	5,958,894
		28,522,026
Ohio — 1.6%
County of Allen Ohio, Refunding RB, Catholic Healthcare, Series A, 5.25%, 6/01/38	3,120	3,182,556
South Carolina — 1.8%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (d)	3,240	3,476,358
Texas — 8.7%
City of San Antonio Texas, Refunding RB, Electric & Gas Systems, Series A, 5.25%, 2/01/31 (d)	3,989	4,410,331
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	5,841,018
North Texas Tollway Authority, RB, Special Project System, Series A, 5.50%, 9/01/41	3,480	3,725,653
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	3,000	3,035,370
		17,012,372
Utah — 1.0%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,995	1,994,475
Virginia — 0.9%
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series A, 5.50%, 5/15/35	1,749	1,852,438
Washington — 1.5%
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	2,744	2,842,173
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 80.8%		157,033,356
Total Long-Term Investments (Cost — $323,573,007) — 172.5%		335,335,118

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	7,703,960	$7,703,960
Total Short-Term Securities (Cost — $7,703,960) — 4.0%		7,703,960
Total Investments (Cost — $331,276,967) — 176.5%		343,039,078
Liabilities in Excess of Other Assets — (2.1%)		(4,255,455)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (43.8%)		(85,066,808)
VRDP Shares, at Liquidation Value — (30.6%)		(59,400,000)
Net Assets Applicable to Common Shares — 100.0%		$194,316,815

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets	$1,580,497	$2,010
Morgan Stanley Co.	$2,978,436	$(35,552)
Royal Bank of Canada	$470,245	$(5,380)
Wells Fargo	$1,637,493	$6,578

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from 10/1/16 to 11/15/19 is $18,095,736.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
FFI Institutional Tax-Exempt Fund	176,582	7,527,378	7,703,960	$520

(f)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	29

Schedule of Investments (concluded)	BlackRock MuniYield Investment Fund (MYF)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$335,335,118	—	$335,335,118
Short-Term Securities	$7,703,960	—	—	7,703,960
Total	$7,703,960	$335,335,118	—	$343,039,078
[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(6,147)	—	$(6,147)
TOB trust certificates	—	(85,029,096)	—	(85,029,096)
VRDP Shares	—	(59,400,000)	—	(59,400,000)
Total	—	$(144,435,243)	—	$(144,435,243)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments July 31, 2013	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 128.1%
Corporate — 7.2%
Middlesex County Improvement Authority, RB, Senior Heldrich Center Hotel, Series A, 5.00%, 1/01/20	$655	$470,015
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	2,925	3,076,603
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	2,430	2,560,807
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,630,230
Salem County Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	4,550	4,638,543
		15,376,198
County/City/Special District/School District — 16.0%
Bergen County New Jersey Improvement Authority, Refunding RB, Fair Lawn Community Center, Inc. Project, 5.00%, 9/15/34	1,470	1,561,728
City of Margate City New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/26	1,200	1,290,072
5.00%, 1/15/27	845	896,714
City of Perth Amboy New Jersey, GO, Refunding CAB (AGM):
5.00%, 7/01/34	1,925	1,955,685
5.00%, 7/01/33	1,575	1,607,461
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,500	1,707,810
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,080,808
5.50%, 10/01/29	5,085	5,758,559
Gloucester County Improvement Authority, RB, County Guaranteed Loan—County Capital Program, 5.00%, 4/01/38	1,000	1,024,160
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	4,800	4,971,696
Monmouth County Improvement Authority, Refunding RB, Government Loan (AMBAC):
5.00%, 12/01/15	5	5,012
5.00%, 12/01/16	5	5,011
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	2,875	2,479,026
Union County Improvement Authority, RB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	2,835	2,903,409
Union County Utilities Authority, Refunding RB, Series A:
Covanta Union, AMT, 5.25%, 12/01/31	670	682,167
New Jersey Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	4,115	4,255,445
		34,184,763
Education — 21.9%
New Jersey EDA, RB:
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,571,085
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,700	1,768,017
New Jersey EDA, Refunding RB, School Facilities Construction, Series GG, 5.25%, 9/01/27	3,000	3,224,160
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	1,140	1,181,952
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	6,115	6,157,132

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, Refunding RB (concluded):
Georgian Court University, Series D, 5.25%, 7/01/37	$1,000	$994,560
Kean University, Series A, 5.50%, 9/01/36	4,500	4,739,400
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,250	1,288,250
Ramapo College, Series B, 5.00%, 7/01/37	155	158,123
Ramapo College, Series B, 5.00%, 7/01/42	340	345,858
Rider University, Series A, 5.00%, 7/01/32	1,000	980,780
Rowan University, Series B (AGC), 5.00%, 7/01/24	1,800	1,948,788
Seton Hall University, Series D, 5.00%, 7/01/38	395	407,134
Seton Hall University, Series D, 5.00%, 7/01/43	255	261,610
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (a)	1,300	1,689,649
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	1,625	2,145,747
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	4,045	4,226,944
Series 1A, 5.00%, 12/01/25	965	1,002,452
Series 1A, 5.00%, 12/01/26	605	623,350
Series 1A, 5.25%, 12/01/32	900	923,310
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	4,320	4,400,741
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	500	519,940
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	5,870	6,047,744
		46,606,726
Health — 14.7%
New Jersey EDA, RB, Masonic Charity Foundation of New Jersey:
5.25%, 6/01/24	1,425	1,442,299
5.25%, 6/01/32	685	687,918
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A:
5.75%, 11/01/24	2,500	2,518,250
5.80%, 11/01/31	1,000	1,001,520
New Jersey Health Care Facilities Financing Authority, RB:
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	1,540	1,550,765
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,950	1,950,175
Meridian Health, Series I (AGC), 5.00%, 7/01/38	955	960,749
Virtua Health (AGC), 5.50%, 7/01/38	2,500	2,563,225
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	2,435	2,736,234
Barnabas Health, Series A, 5.00%, 7/01/25	210	217,323
Barnabas Health, Series A, 5.63%, 7/01/32	1,090	1,119,692
Barnabas Health, Series A, 5.63%, 7/01/37	3,030	3,088,933
Kennedy Health System, 5.00%, 7/01/31	750	762,923
Meridian Health System, 5.00%, 7/01/23	500	540,095
Meridian Health System, 5.00%, 7/01/27	1,000	1,028,950
Meridian Health System Obligation, 5.00%, 7/01/25	1,000	1,053,630
Meridian Health System Obligation, 5.00%, 7/01/26	830	863,897
Robert Wood Johnson, 5.00%, 7/01/31	1,000	1,013,100
South Jersey Hospital, 5.00%, 7/01/36	385	382,386
South Jersey Hospital, 5.00%, 7/01/46	1,650	1,613,436
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,155	4,109,918
		31,205,418

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	31

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Housing — 8.8%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.55%, 11/01/43	$2,880	$2,591,942
S/F Housing, Series AA, 6.50%, 10/01/38	815	838,073
S/F Housing, Series CC, 5.00%, 10/01/34	2,215	2,266,388
S/F Housing, Series U, AMT, 4.95%, 10/01/32	555	559,679
S/F Housing, Series U, AMT, 5.00%, 10/01/37	765	767,808
S/F Housing, Series X, AMT, 4.85%, 4/01/16	1,090	1,117,021
S/F Housing, Series X, AMT, 5.05%, 4/01/18	295	320,500
Series A, 4.75%, 11/01/29	2,305	2,330,931
Series A, AMT (NPFGC), 4.90%, 11/01/35	1,365	1,327,053
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.65%, 10/01/32	4,505	4,522,569
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	1,750	1,995,263
		18,637,227
State — 30.9%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 3.73%, 11/01/23 (b)	1,860	1,272,835
CAB, Series B, 4.42%, 11/01/28 (b)	4,540	2,330,836
Election of 2005, Series A, 5.80%, 11/01/15 (a)	2,500	2,790,250
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	12,500	12,857,750
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	2,000	2,252,320
School Facilities Construction, Series CC-2, 5.00%, 12/15/32	1,300	1,347,320
School Facilities Construction, Series KK, 5.00%, 3/01/35	1,500	1,518,510
School Facilities Construction, Series KK, 5.00%, 3/01/38	1,470	1,488,140
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (a)	5,800	6,214,294
School Facilities Construction, Series P, 5.00%, 9/01/15	3,000	3,272,640
School Facilities Construction, Series P, 5.25%, 9/01/15 (a)	2,710	2,980,404
School Facilities Construction, Series Y, 5.00%, 9/01/33	880	897,917
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	3,665	3,954,058
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	440	445,584
Cigarette Tax, 5.00%, 6/15/28	720	711,778
Cigarette Tax, 5.00%, 6/15/29	1,760	1,712,902
School Facilities Construction, Series AA, 5.50%, 12/15/29	3,000	3,207,390
School Facilities Construction, Series AA, 5.25%, 12/15/33	1,000	1,045,620
School Facilities Construction, Series GG, 5.25%, 9/01/26	7,000	7,597,380
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,300	2,328,865
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	4,200	4,449,816
5.25%, 6/15/28	1,100	1,157,750
		65,834,359

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation — 27.5%
Delaware River Port Authority of Pennsylvania & New Jersey, RB, Series D, 5.00%, 1/01/40	$1,535	$1,570,428
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/35 (c)	4,870	4,490,091
Series E, 5.25%, 1/01/40	2,525	2,589,413
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 1/01/35	1,000	1,022,710
Series B, 5.00%, 1/01/30	2,660	2,773,529
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
6.00%, 12/15/38	1,950	2,193,087
CAB, Series C (AMBAC), 5.88%, 12/15/35 (b)	4,140	1,132,207
Series A, 6.00%, 6/15/35	6,030	6,632,035
Series A, 5.88%, 12/15/38	3,650	4,075,225
Series A, 5.50%, 6/15/41	6,000	6,308,400
Series A (AGC), 5.63%, 12/15/28	1,250	1,414,950
Series A (AGC), 5.50%, 12/15/38	1,000	1,072,870
Series B, 5.00%, 6/15/42	7,340	7,425,291
Port Authority of New York & New Jersey, RB:
Consolidated, 169th Series, AMT, 5.00%, 10/15/41	250	252,025
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	5,536,350
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	2,700	2,985,903
Port Authority of New York & New Jersey, Refunding RB, Consolidated AMT:
152nd Series, 5.75%, 11/01/30	3,300	3,597,033
152nd Series, 5.25%, 11/01/35	240	247,190
172nd Series, 5.00%, 10/01/34	1,500	1,530,570
South Jersey Transportation Authority, Refunding RB, Series A:
5.00%, 11/01/28	1,075	1,127,675
5.00%, 11/01/29	575	599,173
		58,576,155
Utilities — 1.1%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 5.09%, 9/01/31 (b)	6,000	2,417,760
Total Municipal Bonds in New Jersey		272,838,606

Puerto Rico — 5.6%
State — 5.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	6,000	5,870,160
6.00%, 8/01/42	4,000	3,994,520
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	2,220	2,127,359
Total Municipal Bonds in Puerto Rico		11,992,039
Total Municipal Bonds — 133.7%		284,830,645

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New Jersey — 30.4%
County/City/Special District/School District — 6.1%
Union County Utilities Authority, Refunding LRB, Covanta Union, Series A, AMT, 5.25%, 12/01/31	12,820	13,052,811
Education — 1.0%
Rutgers State University of New Jersey, Refunding RB, Series F, 5.00%, 5/01/39	2,009	2,089,114

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey (continued)
State — 7.5%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$5,460	$6,510,941
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	1,185	1,332,794
6.00%, 12/15/34	2,415	2,717,854
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (e)	5,232	5,429,124
		15,990,713
Transportation — 15.8%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (e)	8,820	8,997,723
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGM), 5.00%, 12/15/32	4,100	4,261,909
Series B, 5.25%, 6/15/36 (e)	5,001	5,193,404
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	11,250	11,341,125

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, Refunding RB, 152nd Series, Consolidated, AMT, 5.25%, 11/01/35	$3,764	$3,876,450
		33,670,611
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.4%		64,803,249
Total Long-Term Investments (Cost — $345,895,956) — 164.1%		349,633,894

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (f)(g)	3,819,692	3,819,692
Total Short-Term Securities (Cost — $3,819,692) — 1.8%		3,819,692
Total Investments (Cost — $349,715,648) — 165.9%		353,453,586
Other Assets Less Liabilities — 0.7%		1,414,635
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.6%)		(39,569,586)
VRDP Shares, at Liquidation Value — (48.0%)		(102,200,000)
Net Assets Applicable to Common Shares — 100.0%		$213,098,635

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)
Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $14,348,772.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year July 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BIF New Jersey Municipal Money Fund	1,495,608	2,324,084	3,819,692	—

(g)	Represents the current yield as of report date.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund’s management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	33

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$349,633,894	—	$349,633,894
Short-Term Securities	$3,819,692	—	—	3,819,692
Total	$3,819,692	$349,633,894	—	$353,453,586

1 See above Schedule of Investments for values in each sector or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(6,115)	—	$(6,115)
TOB trust certificates	—	(39,555,492)	—	(39,555,492)
VRDP Shares	—	(102,200,000)	—	(102,200,000)
Total	—	$(141,761,607)	—	$(141,761,607)

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2013

Statements of Assets and Liabilities

July 31, 2013	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Assets
Investments at value — unaffiliated[1]	$94,873,787	$101,873,248	$537,281,968	$335,335,118	$349,633,894
Investments at value — affiliated[2]	802,542	210,260	4,979,601	7,703,960	3,819,692
Interest receivable	955,700	775,015	7,467,993	4,232,020	3,570,238
Investments sold receivable	1,556,553	178,973	3,076,110	2,809,281	—
Deferred offering costs	157,505	179,666	243,473	201,196	249,885
Prepaid expenses	39,277	1,117	5,746	3,636	3,729
Total assets	98,385,364	103,218,279	553,054,891	350,285,211	357,277,438

Accrued Liabilities
Investments purchased payable	1,033,566	—	9,146,324	8,155,106	—
Income dividends payable	263,115	318,362	1,685,317	1,076,307	1,057,052
TOB trust payable	665,000	—	—	2,030,000	1,110,000
Investment advisory fees payable	45,452	44,040	234,269	146,419	151,913
Interest expense and fees payable	1,944	407	50,065	37,712	14,094
Officer’s and Directors’ fees payable	944	979	5,130	3,179	3,410
Bank overdraft	—	2,391	7,947	6,147	6,115
Other accrued expenses payable	23,143	55,408	106,837	84,430	80,727
Total accrued liabilities	2,033,164	421,587	11,235,889	11,539,300	2,423,311

Other Liabilities
TOB trust certificates	5,537,752	3,330,000	116,774,796	85,029,096	39,555,492
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	29,600,000	37,300,000	105,900,000	59,400,000	102,200,000
Total other liabilities	35,137,752	40,630,000	222,674,796	144,429,096	141,755,492
Total liabilities	37,170,916	41,051,587	233,910,685	155,968,396	144,178,803
Net Assets Applicable to Common Shareholders	$61,214,448	$62,166,692	$319,144,206	$194,316,815	$213,098,635

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$59,619,114	$60,760,018	$302,001,440	$189,742,464	$205,588,973
Undistributed net investment income	795,824	878,921	4,038,794	3,757,218	4,468,086
Accumulated net realized loss	(1,156,958)	(860,821)	(2,449,453)	(10,944,978)	(696,362)
Net unrealized appreciation/depreciation	1,956,468	1,388,574	15,553,425	11,762,111	3,737,938
Net Assets Applicable to Common Shareholders	$61,214,448	$62,166,692	$319,144,206	$194,316,815	$213,098,635
Net asset value per Common Share	$14.54	$13.57	$14.96	$14.26	$14.92

[1] Investments at cost — unaffiliated	$92,917,319	$100,484,674	$521,728,543	$323,573,007	$345,895,956

[2] Investments at cost — affiliated	$802,542	$210,260	$4,979,601	$7,703,960	$3,819,692

[3] Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,022

[4] Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—

[5] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	1,536	1,985	8,059	1,000,594	5,782

[6] Common Shares outstanding	4,209,844	4,580,755	21,333,129	13,624,137	14,284,482

[7] Common Shares authorized	200 million	200 million	200 million	unlimited	200 million

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	35

Statements of Operations

Year Ended July 31, 2013	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Investment Income
Interest	$4,236,419	$4,935,422	$24,563,527	$16,269,445	$16,198,077
Income — affiliated	37	123	12	520	—
Total income	4,236,456	4,935,545	24,563,539	16,269,965	16,198,077

Expenses
Investment advisory	562,529	546,320	2,907,474	1,834,940	1,865,613
Liquidity fees	265,048	—	—	—	—
Professional	74,041	50,968	138,131	115,909	114,457
Remarketing fees on Preferred Shares	30,010	—	—	—	—
Accounting services	21,354	21,721	86,938	60,935	60,779
Transfer agent	18,145	20,217	30,373	28,558	28,911
Custodian	9,213	8,899	28,603	18,915	21,121
Printing	8,687	8,804	10,846	10,015	10,090
Officer and Directors	5,890	6,116	32,511	20,035	21,173
Registration	5,532	1,227	5,586	5,579	5,533
Miscellaneous	46,923	40,845	61,121	43,473	58,833
Total expenses excluding interest expense, fees and amortization of offering costs	1,047,372	705,117	3,301,583	2,138,359	2,186,510
Interest expense, fees and amortization of offering costs[1]	139,640	432,064	1,925,166	1,285,465	1,339,828
Total expenses	1,187,012	1,137,181	5,226,749	3,423,824	3,526,338
Less fees waived by Manager	(1,104)	(349)	(6,059)	(1,172)	(5,055)
Total expenses after fees waived	1,185,908	1,136,832	5,220,690	3,422,652	3,521,283
Net investment income	3,050,548	3,798,713	19,342,849	12,847,313	12,676,794

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	793,787	223,425	(801,819)	(252,822)	11,405
Financial futures contracts	59,654	32,872	535,022	761,196	828,513
	853,441	256,297	(266,797)	508,374	839,918
Net change in unrealized appreciation/depreciation on investments	(6,746,189)	(7,336,879)	(41,706,382)	(28,251,097)	(28,435,795)
Total realized and unrealized loss	(5,892,748)	(7,080,582)	(41,973,179)	(27,742,723)	(27,595,877)
Distributions to VRDP Shareholders from net realized gain	—	—	—	—	(43,759)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(2,842,200)	$(3,281,869)	$(22,630,330)	$(14,895,410)	$(14,962,842)
[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2013

Statements of Changes in Net Assets	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$3,050,548	$3,111,996
Net realized gain	853,441	126,657
Net change in unrealized appreciation/depreciation	(6,746,189)	6,079,939
Dividends to AMPS shareholders from net investment income	—	(68,450)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,842,200)	9,250,142

Dividends to Common Shareholders From[1]
Net investment income	(3,156,624)	(3,110,662)

Capital Share Transactions
Reinvestment of common dividends	54,512	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(5,944,312)	6,139,480
Beginning of year	67,158,760	61,019,280
End of year	$61,214,448	$67,158,760
Undistributed net investment income	$795,824	$879,509

BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$3,798,713	$3,683,450
Net realized gain	256,297	778,352
Net change in unrealized appreciation/depreciation	(7,336,879)	7,268,040
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,281,869)	11,729,842

Dividends to Common Shareholders From[1]
Net investment income	(3,816,654)	(3,806,859)

Capital Share Transactions
Reinvestment of common dividends	194,255	61,778

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(6,904,268)	7,984,761
Beginning of year	69,070,960	61,086,199
End of year	$62,166,692	$69,070,960
Undistributed net investment income	$878,921	$891,309
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	37

Statements of Changes in Net Assets	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$19,342,849	$20,005,315
Net realized gain (loss)	(266,797)	6,412,710
Net change in unrealized appreciation/depreciation	(41,706,382)	48,830,780
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(22,630,330)	75,248,805

Dividends to Common Shareholders From[1]
Net investment income	(20,214,466)	(20,187,902)

Capital Share Transactions
Reinvestment of common dividends	648,309	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(42,196,487)	55,060,903
Beginning of year	361,340,693	306,279,790
End of year	$319,144,206	$361,340,693
Undistributed net investment income	$4,038,794	$4,900,807

BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$12,847,313	$12,618,649
Net realized gain	508,374	3,366,670
Net change in unrealized appreciation/depreciation	(28,251,097)	32,015,417
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(14,895,410)	48,000,736

Dividends to Common Shareholders From[1]
Net investment income	(12,908,151)	(12,738,803)

Capital Share Transactions
Reinvestment of common dividends	342,807	388,311

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(27,460,754)	35,650,244
Beginning of year	221,777,569	186,127,325
End of year	$194,316,815	$221,777,569
Undistributed net investment income	$3,757,218	$3,803,497
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2013

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$12,676,794	$12,296,804
Net realized gain	839,918	809,303
Net change in unrealized appreciation/depreciation	(28,435,795)	29,093,368
Distributions to VRDP Shareholders from net realized gain	(43,759)	—
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(14,962,842)	42,199,475

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(12,730,155)	(12,674,633)
Net realized gain	(918,415)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(13,648,570)	(12,674,633)

Capital Share Transactions
Reinvestment of common dividends and distributions	950,740	113,352

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(27,660,672)	29,638,194
Beginning of year	240,759,307	211,121,113
End of year	$213,098,635	$240,759,307
Undistributed net investment income	$4,468,086	$4,512,450
[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	39

Statements of Cash Flows

Year Ended July 31, 2013	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund, Inc. (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
Cash Provided by (Used for) Operating Activities
Net decrease in net assets resulting from operations, excluding distributions to VRDP Shareholders	$(2,842,200)	$(3,281,869)	$(22,630,330)	$(14,895,410)	$(14,919,083)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(13,095)	(17,704)	469,561	112,409	(144,659)
(Increase) decrease in prepaid expenses	(37,843)	492	2,254	1,303	1,444
Decrease in investment advisory fees payable	(2,039)	(2,128)	(13,696)	(6,960)	(2,795)
Increase (decrease) in interest expense and fees payable	(636)	(41)	(12,774)	(5,023)	2,413
Increase (decrease) in other accrued expenses payable	(25,164)	(10,632)	49,535	32,628	41,939
Decrease in Officer’s and Directors’ fees payable	(511)	(495)	(2,071)	(1,184)	(1,689)
Net realized and unrealized loss on investments	5,952,402	7,113,454	42,508,201	28,503,919	28,424,390
Amortization of premium and accretion of discount on investments	359,252	123,827	1,924,537	1,106,400	587,256
Amortization of deferred offering costs	22,399	45,794	2,011	6,353	8,098
Proceeds from sales of long-term investments	21,347,049	16,622,681	157,591,672	122,311,395	26,017,806
Purchases of long-term investments	(21,329,608)	(18,115,615)	(158,316,288)	(118,897,657)	(38,812,485)
Net proceeds from sales (purchases) of short-term securities	(322,460)	1,141,361	(1,936,289)	(7,527,378)	(2,324,084)
Cash provided by (used for) operating activities	3,107,546	3,619,125	19,636,323	10,740,795	(1,121,449)

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	—	—	15,500,250	2,849,170	13,852,796
Cash payments for TOB trust certificates	(5,647)	—	(15,581,355)	(1,674,017)	—
Cash dividends paid to Common Shareholders	(3,101,899)	(3,621,516)	(19,563,165)	(12,563,725)	(12,693,703)
Cash distributions paid to VRDP Shareholders	—	—	—	—	(43,759)
Increase in bank overdraft	—	2,391	7,947	6,147	6,115
Cash provided by (used for) financing activities	(3,107,546)	(3,619,125)	(19,636,323)	(11,382,425)	1,121,449

Cash
Net decrease in cash	—	—	—	$(641,630)	—
Cash at beginning of period	—	—	—	641,630	—
Cash at end of period	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$117,877	$386,311	$1,935,929	$1,284,135	$1,373,076

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$54,512	$194,255	$648,309	$342,807	$950,740

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.97	$14.51	$14.50		$12.99	$13.51
Net investment income[1]	0.72	0.74	0.87		0.88	0.87
Net realized and unrealized gain (loss)	(1.40)	1.48	(0.03)		1.40	(0.55)
Dividends to AMPS shareholders from net investment income	—	(0.02)	(0.10)		(0.10)	(0.20)
Net increase (decrease) from investment operations	(0.68)	2.20	0.74		2.18	0.12
Dividends to Common Shareholders from net investment income[2]	(0.75)	(0.74)	(0.73)		(0.67)	(0.64)
Net asset value, end of year	$14.54	$15.97	$14.51		$14.50	$12.99
Market price, end of year	$13.06	$15.80	$12.98		$13.54	$11.60

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(4.38)%	15.73%	5.71%		17.67%	2.26%
Based on market price	(13.18)%	28.00%	1.26%		23.05%	1.79%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.79%	1.82%[4]	1.2	3%[4]	1.20%[4]	1.33%[4]
Total expenses after fees waived and paid indirectly	1.78%	1.81%[4]	1.2	2%[4]	1.12%[4]	1.15%[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.57%[6]	1.57%[4,6]	1.21%[4]		1.12%[4]	1.11%[4]
Net investment income	4.59%	4.86%[4]	6.16%[4]		6.30%[4]	7.01%[4]
Dividends to AMPS shareholders	—	0.11%	0.71%		0.75%	1.59%
Net investment income to Common Shareholders	4.59%	4.75%	5.45%		5.55%	5.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$61,214	$67,159	$61,019		$61,010	$54,642
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	$29,632		$29,625	$29,625
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600	$29,600	—		—	—
Portfolio turnover	21%	27%	23%		27%	32%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	$76,499		$76,492	$71,119
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$306,806	$326,888	—		—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13% and 1.18%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	41

Financial Highlights	BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.12	$13.38	$13.73	$12.40	$12.81
Net investment income[1]	0.83	0.80	0.87	0.93	0.95
Net realized and unrealized gain (loss)	(1.55)	1.77	(0.33)	1.28	(0.47)
Dividends to AMPS shareholders from net investment income	—	—	(0.06)	(0.06)	(0.19)
Net increase (decrease) from investment operations	(0.72)	2.57	0.48	2.15	0.29
Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.83)	(0.83)	(0.82)	(0.70)
Net asset value, end of year	$13.57	$15.12	$13.38	$13.73	$12.40
Market price, end of year	$13.33	$15.61	$12.83	$13.67	$12.85

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(5.08)%	19.86%	3.92%	17.75%	3.27%
Based on market price	(9.69)%	29.05%	0.09%	13.13%	(1.66)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.66%	1.96%	1.52%[4]	1.25%[4]	1.46%[4]
Total expenses after fees waived and paid indirectly	1.66%	1.96%	1.52%[4]	1.24%[4]	1.42%[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.03%	1.58%[6]	1.43%[4]	1.22%[4]	1.36%[4]
Net investment income	5.53%	5.62%	6.62%[4]	6.99%[4]	8.16%[4]
Dividends to AMPS shareholders	—	—	0.36%	0.44%	1.61%
Net investment income to Common Shareholders	5.53%	5.62%	6.26%	6.56%	6.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$62,167	$69,071	$61,086	$62,618	$56,449
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	$38,800	$38,800
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300	—	—
Portfolio turnover	16%	26%	16%	25%	39%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	$65,350	$61,375
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$266,667	$285,177	$263,770	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.97	$14.38	$14.76	$13.47	$13.71
Net investment income[1]	0.91	0.94	0.95	0.94	0.91
Net realized and unrealized gain (loss)	(1.97)	2.60	(0.37)	1.21	(0.33)
Dividends to AMPS shareholders from net investment income	—	—	(0.03)	(0.03)	(0.13)
Net increase (decrease) from investment operations	(1.06)	3.54	0.55	2.12	0.45
Dividends to Common Shareholders from net investment income[2]	(0.95)	(0.95)	(0.93)	(0.83)	(0.69)
Net asset value, end of year	$14.96	$16.97	$14.38	$14.76	$13.47
Market price, end of year	$13.94	$17.31	$13.29	$14.44	$12.44

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(6.61)%	25.45%	4.28%	16.59%	4.64%
Based on market price	(14.68)%	38.46%	(1.49)%	23.51%	1.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	1.64%	1.49%[4]	1.19%[4]	1.49%[4]
Total expenses after fees waived	1.45%	1.64%	1.49%[4]	1.18%[4]	1.47%[4]
Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.92%	1.21%[6]	1.16%[4]	0.99%[4]	1.08%[4]
Net investment income	5.39%	5.96%	6.76%[4]	6.53%[4]	7.07%[4]
Dividends to AMPS shareholders	—	—	0.18%	0.22%	0.99%
Net investment income to Common Shareholders	5.39%	5.96%	6.58%	6.31%	6.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$319,144	$361,341	$306,280	$314,326	$286,805
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	$105,950	$105,950
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	—	—
Portfolio turnover	27%	48%	33%	41%	38%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	$99,173	$92,679
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$401,364	$441,209	$389,216	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	43

Financial Highlights	BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.30	$13.71	$14.26	$12.95	$13.59
Net investment income[1]	0.94	0.93	0.97	0.96	0.96
Net realized and unrealized gain (loss)	(2.03)	2.60	(0.58)	1.18	(0.77)
Dividends to AMPS shareholders from net investment income	—	—	(0.02)	(0.02)	(0.13)
Net increase (decrease) from investment operations	(1.09)	3.53	0.37	2.12	0.06
Dividends to Common Shareholders from net investment income[2]	(0.95)	(0.94)	(0.92)	(0.81)	(0.70)
Net asset value, end of year	$14.26	$16.30	$13.71	$14.26	$12.95
Market price, end of year	$13.55	$16.52	$13.08	$14.36	$11.72

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(7.14)%	26.55%	2.97%	17.12%	1.93%
Based on market price	(12.94)%	34.44%	(2.45)%	30.32%	5.26%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.66%	1.45%[4]	1.26%[4]	1.35%[4]
Total expenses after fees waived	1.55%	1.66%	1.45%[4]	1.26%[4]	1.34%[4]
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.97%	1.22%[6]	1.14%[4]	1.02%[4]	1.12%[4]
Net investment income	5.82%	6.19%	7.22%[4]	6.92%[4]	7.66%[4]
Dividends to AMPS shareholders	—	—	0.15%	0.18%	1.09%
Net investment income to Common Shareholders	5.82%	6.19%	7.07%	6.74%	6.57%

Supplemental Data
Net assets applicable, end of year (000)	$194,317	$221,778	$186,127	$193,270	$175,610
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	$59,475	$59,475
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400	—	—
Portfolio turnover	33%	34%	27%	41%	63%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	$106,242	$98,819
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$427,133	$473,363	$413,346	—	—
[1]	Based on average Common Shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.92	$14.84	$15.24	$14.13	$14.36
Net investment income[1]	0.89	0.86	0.92	1.00	0.98
Net realized and unrealized gain (loss)	(1.94)	2.11	(0.41)	1.00	(0.34)
Distributions to VRDP Shareholders from net realized gain	(0.00)[2]	—	—	—	—
Dividends to AMPS shareholders from net investment income	—	—	(0.03)	(0.04)	(0.15)
Net increase (decrease) from investment operations	(1.05)	2.97	0.48	1.96	0.49
Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.89)	(0.88)	(0.85)	(0.72)
Net realized gain	(0.06)	—	—	—	—
Total dividends and distributions	(0.95)	(0.89)	(0.88)	(0.85)	(0.72)
Net asset value, end of year	$14.92	$16.92	$14.84	$15.24	$14.13
Market price, end of year	$13.74	$17.07	$13.53	$15.19	$13.49

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(6.51)%	20.72%	3.55%	14.34%	4.50%
Based on market price	(14.66)%	33.59%	(5.28)%	19.38%	5.96%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.48%	1.61%	1.26%[5]	1.01%[5]	1.15%[5]
Total expenses after fees waived	1.48%	1.60%	1.25%[5]	1.00%[5]	1.14%[5]
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	0.92%	1.28%[7]	1.14%[5]	0.98%[5]	1.05%[5]
Net investment income	5.32%	5.41%	6.26%[5]	6.71%[5]	7.21%[5]
Dividends to AMPS shareholders	—	—	0.23%	0.30%	1.12%
Net investment income to Common Shareholders	5.32%	5.41%	6.03%	6.41%	6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$213,099	$240,759	$211,121	$216,433	$200,740
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	$102,200	$102,200
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$102,200	$102,200	$102,200	—	—
Portfolio turnover	7%	23%	18%	15%	21%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	$77,946	$74,107
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,511	$335,577	$306,576	—	—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.00) per share.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Do not reflect the effect of dividends to AMPS shareholders.
[6]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	45

Notes to Financial Statements

1. Organization:

BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. MNE, MZA, MYC and MYJ are organized as Maryland corporations. MYF is organized as a Massachusetts business trust. The Board of Directors and the Board of Trustees of the Funds are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principals of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

46	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the

ANNUAL REPORT	JULY 31, 2013	47

Notes to Financial Statements (continued)

participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2013, no TOBs in which the Funds participated were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Funds payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MNE	$10,566,301	$5,537,752	0.06% – 0.11%
MZA	$6,934,313	$3,330,000	0.06% – 0.07%
MYC	$230,901,105	$116,774,796	0.06% – 0.19%
MYF	$157,033,356	$85,029,096	0.06% – 0.34%
MYJ	$64,803,249	$39,555,492	0.06% – 0.31%

For the year ended July 31, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MNE	$6,206,561	0.67%
MZA	$3,330,000	0.68%
MYC	$116,416,075	0.66%
MYF	$87,038,223	0.73%
MYJ	$32,948,271	0.75%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled

48	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2013
	Net Realized Gain (Loss) From
	MNE	MZA	MYC	MYF	MYJ
Interest rate contracts:
Financial futures contracts	$59,654	$32,872	$535,022	$761,196	$828,513
Options[1]	(21,815)	—	—	—	—
Total	$37,839	$32,872	$535,022	$761,196	$828,513
[1]	Options purchased are included in the net realized gain (loss) from investments.

For the year ended July 31, 2013, the average quarterly balance of outstanding derivative financial instruments were as follows:

	MNE		MZA	MYC	MYF	MYJ
Financial future contracts:
Average number of contracts sold	12		5	75	52	56
Average notional value of contracts sold	$1,592,000		$666,797	$9,950,000	$6,901,348	$7,501,465
Options:
Average number of contracts purchased	35	[2]	—	—	—	—
Average notional value of contracts purchased	$5,391	[2]	—	—	—	—
[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent

ANNUAL REPORT	JULY 31, 2013	49

Notes to Financial Statements (continued)

or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MNE	0.55%
MZA	0.50%
MYC	0.50%
MYF	0.50%
MYJ	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are shown as fees waived by Manager in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MYC	$325,391	$4,423,911
MYF	—	$1,171,724

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities for the year ended July 31, 2013, were as follows:

	Purchases	Sales
MNE	$21,077,271	$22,903,602
MZA	$18,115,615	$16,701,692
MYC	$153,774,388	$152,706,457
MYF	$120,268,975	$118,874,719
MYJ	$38,812,485	$26,017,806

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to amortization methods on fixed income securities and non-deductible expenses were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in Capital	$(22,400)	$(5,562)	$(7,952)	$(7,220)	$(8,997)
Undistributed net investment income	$22,391	$5,553	$9,604	$14,559	$8,997
Accumulated net realized loss	$9	$9	$(1,652)	$(7,339)	—

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income[1]	7/31/13	$3,230,525	$4,218,308	$21,361,362	$13,550,755	$13,747,730
	7/31/12	3,263,872	3,952,445	20,582,409	12,970,647	12,871,675
Ordinary income[2]	7/31/13	2,002	2,305	—	697	64,566
	7/31/12	—	—	—	—	201,855
Long-term capital gain[3]	7/31/13	—	—	—	—	962,174
Total	7/31/13	$3,232,527	$4,220,613	$21,361,362	$13,551,452	$14,774,470
	7/31/12	$3,263,872	$3,952,445	$20,582,409	$12,970,647	$13,073,530
[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2013, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2013, as capital gain dividends.
50	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$702,741	$889,888	$4,186,115	$3,185,090	$4,060,795
Undistributed ordinary income	4,402	326	—	117	137,279
Undistributed long-term capital gains	—	—	—	—	403,623
Capital loss carryforwards	(750,672)	(884,995)	(758,242)	(7,205,475)	—
Net unrealized gains[1]	1,638,863	1,401,455	15,515,106	10,819,162	2,907,965
Qualified late-year losses[2]	—	—	(1,800,213)	(2,224,543)	—
Total	$1,595,334	$1,406,674	$17,142,766	$4,574,351	$7,509,662
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the deferral of compensation to directors and the treatment of residual interests in tender options bond trusts.
[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MNE	MZA	MYC	MYF
2018	$750,672	$816,347	$758,242	$7,205,475
2019	—	68,648	—	—
Total	$750,672	$884,995	$758,242	$7,205,475

During the year ended July 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MNE	$ 849,155
MZA	$ 256,306
MYC	$ 1,542,851
MYF	$ 2,828,295

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ

Tax cost	$88,499,714	$97,352,053	$409,971,668	$247,190,822	$310,986,695
Gross unrealized appreciation	$3,700,994	$3,462,781	$21,577,940	$16,413,356	$10,865,336
Gross unrealized depreciation	(2,062,131)	(2,061,326)	(6,062,835)	(5,594,196)	(7,953,937)
Net unrealized appreciation	$1,638,863	$1,401,455	$15,515,105	$10,819,160	$2,911,399

8. Concentration, Market and Credit Risk:

MNE, MZA, MYC and MYJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2013, MZA and MYC invested a significant portion of their assets in securities in the county/city/special district/school district and utilities sectors. MYF invested a significant portion of its assets in securities in the county/city/special district/school district, transportation and utilities sectors. MNE invested a significant portion of its assets in securities in the transportation sector. MYJ invested a significant portion of its assets in securities in the state sector. Changes in economic conditions affecting the county/city/special district/school district, state and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	JULY 31, 2013	51

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares (unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPS, without approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares, including AMPS, par value $0.05 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2013	Year Ended July 31, 2012
MNE	3,405	—
MZA	12,706	4,161
MYC	37,874	—
MYF	20,747	25,531
MYJ	55,771	6,882

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended July 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	9/15/11	296	$29,600,000	10/01/41
MZA	5/19/11	373	$37,300,000	6/01/41
MYC	5/19/11	1,059	$105,900,000	6/01/41
MYF	5/19/11	594	$59,400,000	6/01/41
MYJ	4/21/11	1,022	$102,200,000	5/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each of MZA, MYC, MYF and MYJ and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

The initial fee agreement between MNE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, MNE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a two year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of MNE’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent.

In the event the fee agreements are not renewed or are terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

52	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2013 the VRDP Shares were assigned a long-term rating from Moody’s under its new ratings methodology as follows:

Rating
MNE	Aa2
MZA	Aa2
MYC	Aa2
MYF	Aa1
MYJ	Aa2

The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2013, the short-term ratings of the liquidity provider and the VRDP Shares for MNE were P1, F1 and A1 as rated by Moody’s, Fitch and S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares for MZA, MYC, MYF and MYJ were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the year ended July 31, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2013 were as follows:

MNE	0.26%
MZA	1.08%
MYC	1.08%
MYF	1.08%
MYJ	1.08%

On June 21, 2012, MZA, MYC, MYF and MYJ announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MZA, MYC, MYF and MYJ are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MZA, MYC, MYF and MYJ will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MZA, MYC, MYF and MYJ redeem their VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium (up to 3% of the liquidation preference) payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2013.

During the year ended July 31, 2012, MNE issued 296 VRDP Shares.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the

ANNUAL REPORT	JULY 31, 2013	53

Notes to Financial Statements (concluded)

life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of MNE, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of MNE, as set forth in the Fund’s Articles Supplementary were not satisfied. From February 13, 2008 to the redemption date listed below, the AMPS of MNE failed to clear any of their auctions. A failed auction was not an event of default for MNE, but it had a negative impact on the liquidity of the AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

As of July 31, 2013, the Funds did not have any AMPS outstanding.

During the year ended July 31, 2012, MNE announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MNE	F7	10/03/11	1,185	$29,625,000

MNE financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $29,600,000 and the cash received from TOB transactions.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend in the following amounts per share on September 3, 2013 to Common Shareholders of record on August 15, 2013:

Common Dividend Per Share
MNE	$0.0625
MZA	$0.0695
MYC	$0.0790
MYF	$0.0790
MYJ	$0.0740

Additionally, the Funds declared a net investment income dividend on September 3, 2013 payable to Common Shareholders of record on September 16, 2013 for the same amounts noted above.

The dividends declared on VRDP Shares for the period August 1, 2013 to August 31, 2013 for the Funds were as follows:

	Series	Dividends Declared
MNE	W-7	$4,168
MZA	W-7	$33,917
MYC	W-7	$96,296
MYF	W-7	$54,013
MYJ	W-7	$92,932
54	ANNUAL REPORT	JULY 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield Investment Fund and to the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc., as of July 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 25, 2013

ANNUAL REPORT	JULY 31, 2013	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc., (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, where applicable, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
56	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and, where applicable, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

ANNUAL REPORT	JULY 31, 2013	57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of MNE noted that MNE ranked in the second quartile against its Lipper Performance Universe Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for MNE in that it measures a blend of total return and yield.

The Board of MZA noted that MZA ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MZA in that it measures a blend of total return and yield.

The Board of MYC Board noted that MYC ranked in the third, third and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYC in that it measures a blend of total return and yield. The Board of MYC and BlackRock reviewed and discussed the reasons for MYC’s underperformance during the one- and three-year periods compared to its Customized Lipper Peer Group Composite. MYC’s Board was informed that, among other things, MYC has historically been restricted from investing in non-investment grade securities. Consequently, under normal circumstances MYC typically invested in a greater degree of higher quality holdings relative to peers. In times of credit spread tightening, MYC typically did not benefit as much as peers with a high yield overweight. This factor also detracts from MYC’s ability to generate a higher income accrual. MYC’s investment guidelines have been updated, effective July 1, 2013, to allow MYC to invest up to 20% of its total assets in securities rated below investment grade at the time of purchase. Also, in past periods, MYC’s management has held a higher relative level of cash reserves in order to maintain a defensive posture during periods of defensive strategic posturing. This has served MYC well in protecting NAV, but did lead to underperformance in terms of relative yield accrual.

The Board of MYF noted that MYF ranked in the second, third and third quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYF in that it measures a blend of total return and yield. The Board of MYF noted MYF’s improved performance, relative to its peers, during the one-year period. The Board of MYF and BlackRock reviewed and discussed the reasons for MYF’s underperformance during the three- and five-year periods compared to its Customized Lipper Peer Group Composite. MYF’s Board was informed that, among other things, underperformance is attributed to MYF’s below market distribution yield for the three- and five-year periods. The continued challenge going forward for MYF is seeking ways to increase its yield component. One disadvantage MYF has versus its Customized Lipper Peer Group Composite is that its investment guidelines have historically not allowed it to purchase securities that are non-investment grade, which provides peer funds with additional yield. MYF’s investment guidelines have been updated, effective July 1, 2013, to allow MYF to invest up to 20% of its total assets in securities rated below investment grade at the time of purchase.

The Board of each of MYC and MYF and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist its Fund’s portfolio managers and to improve its Fund’s performance.

The Board of MYJ Board noted that MYJ ranked in the third, second and second quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYJ in that it measures a blend of total return and yield. The Board of MYJ and BlackRock reviewed and discussed the reasons for MYJ’s underperformance during the one-year period and will monitor MYJ’s performance in the coming year.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

58	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of MNE, MZA, MYC, MYF and MYJ noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2013	59

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

60	ANNUAL REPORT	JULY 31, 2013

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				94 RICs consisting of 90 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				94 RICs consisting of 90 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				94 RICs consisting of 90 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
ANNUAL REPORT	JULY 31, 2013	61

Officers and Directors (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				94 RICs consisting of 90 Portfolios	None

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012, and 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

62	ANNUAL REPORT	JULY 31, 2013

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]
Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Boards.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians
State Street Bank and Trust Company[3]
Boston, MA 02110

The Bank of New York Mellon[4]
New York, NY 10286

Transfer Agent
Common Shares
Computershare Trust
Company, N.A.
Canton, MA 02021

VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Remarketing Agent
Barclays Capital, Inc.[3]
New York, NY 10019

Citigroup Global Markets Inc.[4]
New York, NY 10179

VRDP Liquidity Providers
Barclays Bank PLC[3]
New York, NY 10019

Citibank, N.A.[4]
New York, NY 10179

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02110

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
[3]	For MNE.
[4]	For MZA, MYC, MYF and MYJ.
ANNUAL REPORT	JULY 31, 2013	63

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,487,925	108,114	0	3,487,925	108,114	0	3,463,513	132,526	0
MZA	4,133,418	77,630	0	4,133,661	77,387	0	4,126,051	84,997	0
MYC	17,195,742	496,972	0	17,131,529	561,185	0	17,193,169	499,545	0
MYF	11,498,829	495,843	0	11,523,997	470,675	0	11,523,281	471,391	0
MYJ	12,530,253	191,133	0	12,517,735	203,651	0	12,515,405	205,981	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	296	0	0	3,345,399	250,640	0	3,369,566	226,473	0
MZA	373	0	0	4,035,963	175,085	0	4,097,265	113,783	0
MYC	1,059	0	0	17,142,995	549,719	0	17,176,686	516,028	0
MYF	594	0	0	11,495,059	499,613	0	11,483,088	511,584	0
MYJ	1,022	0	0	12,478,158	243,228	0	12,500,594	220,792	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,487,925	108,114	0	3,378,988	217,051	0	3,463,513	132,526	0
MZA	4,131,320	79,728	0	4,129,595	81,453	0	4,132,236	78,812	0
MYC	17,170,462	522,252	0	17,126,077	566,637	0	17,200,057	492,657	0
MYF	11,515,642	479,030	0	11,479,768	514,904	0	11,496,414	498,258	0
MYJ	12,521,497	199,889	0	12,534,015	187,371	0	12,494,061	227,325	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	296	0	0	3,487,312	108,727	0
MZA	373	0	0	4,073,051	137,997	0
MYC	1,059	0	0	17,144,925	547,789	0
MYF	594	0	0	11,499,953	494,719	0
MYJ	1,022	0	0	12,535,520	185,866	0

1Voted on by holders of Preferred Shares only.

64	ANNUAL REPORT	JULY 31, 2013

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2013	65

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Effective July 1, 2013, each of MYC, MYF and MYJ no longer restricts its investments to long-term municipal obligations that are rated investment grade at time of purchase; instead each of MYC, MYF and MYJ may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at time of purchase. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, though high yielding, are characterized by high risk and subject to greater market fluctuations than certain lower yielding, higher rated securities. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Below investment grade securities may also be less liquid than higher rated securities and more susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Except as described above, during the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

66	ANNUAL REPORT	JULY 31, 2013

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2013	67

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/13-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni New York Intermediate Duration Fund, Inc.	$29,763	$29,500	$0	$5,800	$8,700	$8,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

3

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni New York Intermediate Duration Fund, Inc.	$8,700	$14,000
Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

4

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2013.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2004, 2006 and 2006, respectively.
Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

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(a)(2)	As of July 31, 2013:
	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	12	0	0	0	0	0
	$3.57 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$23.84 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$23.84 Billion	$0	$0	$0	$0	$0
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account

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receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2013:

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Timothy Browse	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification).
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the

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stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2013.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni New York Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 2, 2013

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